Exhibit 10.1
AMENDMENT NO. 4
Product Sale and Purchase Contract
Dated July 1, 2007
By and between
Resolute Natural Resources Company, LLC
and
Kinder Morgan CO2 Company, L.P.
THIS AMENDMENT is made and entered into effective the first day of January 2012, by and between Resolute Natural Resources Company, LLC (“Buyer”) and Kinder Morgan CO2 Company, L.P. (“Seller”).
PREMISES:
WHEREAS, Buyer and Seller are parties to a Product Sale and Purchase Contract Dated July 1, 2007 (“Contract”); and
WHEREAS, Buyer and Seller have previously amended the Contract effective October 1, 2007, again effective January 1, 2009, and again effective September 1, 2010; and
WHEREAS, Buyer and Seller desire to modify the Daily Contract Quantities and the Annual Contract Quantities; and
NOW, THEREFORE, in consideration of the premises and mutual benefits and covenants herein contained, Buyer and Seller agree as follows:
1.
Exhibit “A-3” shall be replaced in its entirety with Exhibit “A-4”, attached hereto, and any references in the Contract to Exhibit “A”, Exhibit “A-1, Exhibit “A-2”, Exhibit “A-3 and Exhibit “B” will now be referred to as Exhibit “A-4”.

All other terms and conditions contained in the Contract shall remain in full force and effect.
IN WITNESS WHEREOF, Buyer and Seller have caused this Amendment No. 4 to be executed by their duly authorized representatives effective as of January 1, 2012.

“Buyer”		“Seller”
Resolute Natural Resources Company, LLC		Kinder Morgan CO2 Company, L.P.

By:	/s/ P. Flynn	By:	/s/ illegible

Title:	Vice President	Title:	Marketing Director

Date:	10/14/11	Date:	October 19, 2011

EXHIBIT A-4
TO THE
PRODUCT SALE AND PURCHASE CONTRACT
BY AND BETWEEN
RESOLUTE NATURAL RESOURCES COMPANY
AND
KINDER MORGAN CO2 COMPANY, L.P.

	Number	Daily Contract	Annual Contract	Annual Contract
Contract Year	of Days	Quantity in Mcf	Quantity in Mcf	Quantity in Bcf
Jul-07	31	6,000	186,000	0.186
Aug-07	31	5,497	170,407	0.170
Sep-07	30	11,344	340,320	0.340
Oct-07	31	25,200	781,200	0.781
Nov-07	30	24,889	746,670	0.747
Dec-07	31	24,445	757,795	0.758
2008	366	32,245	11,801,670	11.802
2009	365	50,000	18,250,000	18.250
Jan-Aug 2010	243	41,000	9,963,000	9.963
Sep-Dec 2010	122	45,000	5,490,000	5.490
2011	365	58,000	21,170,000	21.170
2012	366	48,000	17,568,000	17.568
2013	365	52,000	18,980,000	18.980
2014	365	51,000	18,615,000	18.615
2015	365	40,000	14,600,000	14.600
2016	366	40,000	14,640,000	14.640
2017	365	21,000	7,665,000	7.665
2018	365	16,000	5,840,000	5.840
2019	365	13,000	4,745,000	4.745
2020	366	11,500	4,209,000	4.209

		Total Contract Quantity	176,519,062	176.519